                             AMENDMENT TO BYLAWS OF
                            G.T. GLOBAL GROWTH FUNDS


     In accord with Section 3.9 of Article III of the Declaration of Trust of G.T. Global Growth Funds (the "Trust") and Article VI of the Bylaws of the Trust, the Bylaws of the Trust are hereby altered, amended and added to by majority vote of the entire Board of Trustees of the Trust as hereinprovided below:

     The title of the Bylaws of the Trust is hereby amended to read "Bylaws of G.T. Global Growth Series," effective upon the effectiveness of an amendment to
Section 1.1 of Article I of the Declaration of Trust to change the name of the Trust accordingly.

     Section 1.04 of Article I of the Bylaws is hereby amended by deleting the third sentence thereof and substituting therefor the following sentence:
"Any meeting of stockholders, whether or not a quorum is present, may be adjourned from time to time by the vote of the holders of a majority of the shares present in person or represented by proxy thereat and entitle to vote, but in the absence of a quorum no other business may be transacted at such meeting, except that the stockholders present or represented by proxy at a duly called or held meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of such stockholder to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum."

     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the 6th day of May, 1987.

                                   /s/ C. Derek Anderson
                                   ----------------------------
                                   C. Derek Anderson

                                   /s/ Frank S. Bayley
                                   ----------------------------
                                   Frank S. Bayley

                                   /s/ Robert J. Boyd
                                   ----------------------------
                                   Robert J. Boyd

                                   /s/ Jonathan Custance Baker
                                   ----------------------------
                                   Jonathan Custance Baker

                                   /s/ Michael F. O'Neill
                                   ----------------------------
                                    Michael F. O'Neill

                                   /s/ Ruth H. Quigley
                                   ----------------------------
                                    Ruth H. Quigley

                                     BY-LAWS
                                       OF
                           G.T. GLOBAL GROWTH SERIES*



                                   ARTICLE I.

                                  STOCKHOLDERS


     Section 1.01    Special Meetings.    Special meetings of the
     ------------    ----------------
stockholders may be called by the Chairman of the Board or the President or by a majority of the Board of Trustees by vote at a meeting or in writing with or without a meeting. Special meetings of the stockholders shall be called by the Secretary (i) upon the written request of the holders of shares entitled to not less than 25% of all the votes entitled to be cast at such meeting, provided that (a) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (b) the stockholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which cost estimate the Secretary shall determine and specify to such stockholders, or (ii) as may otherwise be required by the 1940 Act, any other law or the Declaration of Trust of this Trust (the "Declaration of Trust"). No special meeting need be called upon the request of the holders of shares entitled to less than a majority of all votes entitled to be cast at such meeting to consider any matter that is substantially the same as a matter voted upon at any special meeting of the stockholders held during the preceding twelve months.

     Section 1.02.    Place of Meeting.    Meetings of the stockholders shall
     -------------    ----------------
be held at such time and place in the United States of America as shall be designated from time to time by the Board of Trustees and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Section 1.03.    Notice of Meetings.   Not less than ten days nor more
     ------------     ------------------
than ninety days before the date of every stockholders' meeting, the Secretary shall give to each stockholder entitled to vote at such meeting, written notice stating the time and place of the meeting and, if notice of the purpose is required by statute or otherwise, the purpose or purposes for which the meeting is called, either by mail or by presenting it to the stockholder personally or by leaving it at the stockholder's residence or usual place of business. Notwithstanding the foregoing provision, a waiver of notice in writing, signed by the person or persons entitled to such notice and filed with the records of the meeting, whether before or after the holding thereof, or actual attendance at the meeting in person or by proxy, shall be deemed equivalent to the giving of such notice to such persons.

*As amended May 6, 1987

A meeting of stockholders convened on the date for which it was called may be adjourned from time to time without further notice to a date not more than 120 days after the original record date.

     Section 1.04.    Quorum.    Unless otherwise required by law or the
     ------------     ------
Declaration of trust, at any meeting of stockholders the presence in person or by proxy of stockholders entitled to cast a majority of the votes thereat shall constitute a quorum; but this Section shall not affect any requirement under statute or under the Declaration of Trust for the vote necessary for the adoption of any measure. In the event that any meeting a quorum exists for the transaction of some business but does not exist for the transaction of other business, the business as to which the quorum is present may be transacted by the holders of stock present in person or by proxy who are entitled to vote thereon. Any meeting of stockholders, whether or not a quorum is present, may be adjourned from time to time by the note of the holders of a majority of the shares present in person or represented by proxy thereat and entitled to vote, but in the absence of a quorum no other business may be transacted at such meeting, except that the stockholders present or represented by proxy at a duly called or held meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of such stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum. At any such adjourned meeting at which a quorum shall be present any business may be transacted which might have been transacted by the meeting as originally called.

     Section 1.05.    Votes Required.    Unless otherwise required by law or
     ------------     --------------
the Declaration of Trust, a Majority Stockholder Vote at a meeting of stockholders, duly called and at which a quorum is present, shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, except that a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a trustee, and unless more than a majority of votes cast is required by stature or by the Declaration of Trust. Each outstanding share of stock shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders and fractional shares shall be entitled to corresponding fractions of one vote on such matter.

     Section 1.06.    Proxies.    A stockholder may vote the shares owned of
     ------------     -------
record by the stockholder either in person or by proxy executed in writing by the stockholder or the stockholder's duly authorized attorney-in-fact. No proxy shall be valid after eleven months from its date, unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the stockholder or the stockholder's duly authorized attorney, but need not be sealed, witnessed or acknowledged

     Section 1.07.    List of Stockholders.    At each meeting of
     ------------     --------------------
stockholders, a full, true and complete list in alphabetical order of all stockholders entitled to vote at such meeting, certifying the number of shares held by each, shall be made available by the Secretary.

     Section 1.08    Voting.    In all elections for trustees every
     ------------    ------
stockholder shall have the right to vote, in person or by proxy, the shares owned of record by the stockholder, for as many persons as there are trustees to be elected and for whose election the stockholder has a right to vote provided that no stockholder may cast more votes for any candidate than the number of shares owned of record by the stockholder. At all meetings of stockholders, unless the voting is conducted by inspectors, the proxies and ballots shall be received, and all questions regarding the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. If demanded by stockholders, present in person or by proxy, entitled to cast 10% in number of votes, or if ordered by the chairman, the vote upon any election or question shall be taken by ballot. Upon like demand or order, the voting shall be conducted by two inspectors in which event the proxies and ballots shall be received, and all questions regarding the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided, by such inspectors. Unless so demanded or ordered, no vote need be by ballot, and voting need not be conducted by inspectors. Inspectors may be elected by the stockholders at their annual meeting, to serve until the close of the next annual meeting and their election may be held at the same time as the election of trustees. In case of a failure to elect inspectors, or in case an inspector shall fail to attend, or refuse or be unable to serve, the stockholders at any meeting may choose an inspector or inspectors to act at such meeting, and in default of such election the chairman of the meeting may appoint an inspector or inspectors. No candidate for election as a trustee at a meeting shall serve as an inspector thereat.

     Section 1.09.    Action by Stockholders Other than at a Meeting.    Any
     ------------     ----------------------------------------------
action required or permitted to be taken at any meeting of stockholders may be taken without a meeting, if a consent in writing, setting forth such action, is signed by all the stockholders entitled to vote on the subject matter thereof and any other stockholders entitled to notice of a meeting of stockholders (but not to vote thereat) have waived in writing any rights which they may have to dissent from such action, and such consent and waiver are filed with the records of the Trust.

                                   ARTICLE II.

                                BOARD OF TRUSTEES

     Section 2.01.    Regular Meetings.    The Board of Trustees shall hold
     ------------     ----------------
such regular meetings on such dates and at such places as may be designated from time to time by the Board of Trustees, provided that the Board of Trustees shall hold no fewer than four regular meetings annually.

     Section 2.02.    Special Meetings.    Special meetings of the Board of
     ------------     ----------------
Trustees may be called at any time by the Chairman of the Board, the President or the Secretary of the Trust, or by a majority of the Board of Trustees by vote at a meeting, or in writing with or without a meeting. Such special meetings shall be held at such places as may be designated in the calls.

     Section 2.03.    Notice of Meetings.    Notice of the place, day and
     ------------     ------------------
hour of every regular and special meeting shall be given to each trustee five days (or more) before the meeting, orally in person or by telephone, or in writing by delivering such written notice to the trustee by telegraph, or by leaving the same at the trustee's residence or usual place of business; in the alternative, written notice may be given to a trustee by mailing the same six days (or more) before the meeting, postage prepaid, and addressed to the trustee at the trustee's last known business or residence post office address, according to the records of the Trust. Unless required by these By-Laws or by resolution of the Board of Trustees, no notice of any meeting of the Board of Trustees need state the purpose of such meeting or the business to be transacted thereat. No notice of any meeting of the Board of Trustees need be given to any trustee who attends, or to any trustee who in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice. Any meeting of the Board of Trustees, regular or special, may adjourn from time to time to reconvene at the same or some other place, and no notice need be given of any such adjourned meeting other than by announcement.

     Section 2.04.    Quorum.    At all meetings of the Board of Trustees,
     ------------     ------
one-third of the entire Board of Trustees (but in no event fewer than two trustees) shall constitute a quorum for the transaction of business. Except in cases in which it is by law, by the Declaration of Trust or by these By-Laws otherwise provided, the vote of a majority of such quorum at a duly constituted meeting shall be sufficient to elect and pass any measure. In the absence of a quorum, the trustees present by majority vote and without notice other than by announcement at the meeting may adjourn the meeting from time to time until a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

     Section 2.05.    Compensation and Expenses.    Trustees may, pursuant to
     ------------     -------------------------
resolution of the Board of Trustees, be paid fees for their services, which fees may consist of an annual fee or retainer and/or a fixed fee for attendance of meetings. In addition, trustees may in the same manner be reimbursed for expenses incurred in connection with their attendance at meetings or otherwise in performing their duties as trustees. Members of committees may be allowed like compensation and reimbursement. Nothing herein contained shall preclude any trustee from serving the Trust in any other capacity and receiving compensation therefor.

     Section 2.06.    Action by Trustees Other than at a Meeting.    Any
     ------------     ------------------------------------------
action required or permitted to be taken at any meeting of the Board of Trustees, or of any committee thereof, may be taken without a meeting, if a written consent to such action is signed by all members of the Board of Trustees or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Trustees or committee.

     Section 2.07.    Holding of Meetings by Conference Telephone Call.    At
     ------------
any regular or special meeting of the Board of Trustees or any committee thereof, members thereof may participate in such meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

                                  ARTICLE III.

                                    OFFICERS

     Section 3.01.    Executive Officers.    The Board of Trustees shall
     ------------     ------------------
choose a Chairman of the Board from among the trustees, and shall choose a President, a Secretary and a Treasurer who need not be trustees. The Board of Trustees may choose an Executive Vice President, one or more Senior Vice Presidents, one or more Vice Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers, none of whom need be a trustee. Any two or more of the above-mentioned offices, except those of President and a Vice President, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument be required by law, by the Declaration of Trust, by the By-Laws or by resolution of the Board of Trustees to be executed by any two or more officers. Each such officer shall hold office until the officer's successor shall have been duly chosen and qualified, or until the officer shall have resigned or shall have been removed. Any vacancy in any of the above offices may be filled for the unexpired portion of the term of the Board of Trustees at any regular or special meeting.

     Section 3.02.    Chairman of the Board.    The Chairman of the Board, if
     ------------     ---------------------
one be elected, shall preside at all meetings of the Board of Trustees and of the stockholders at which the Chairman is present. The Chairman shall have and may exercise such powers as are, from time to time, assigned to the Chairman by the Board of Trustees.

     Section 3.03.    President.    In the absence of the Chairman of the
     ------------     ---------
Board, the President shall preside at all meetings of the stockholders and of the Board of Trustees at which he shall be present; he shall have general charge and supervision of the assets and affairs of the Trust; he may sign and execute, in the name of the Trust, all authorized deed, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall have been expressly delegated to some other officer or agent of the Trust; and, in general, he shall perform all duties incident to the office of a president of a business trust, and such other duties as are from time to time assigned by the Board of Trustees.

     Section 3.04.    Vice Presidents.    The Vice President or Vice
     ------------     ---------------
Presidents, at the request of the President, or in his absence or during the President's inability or refusal to act, shall perform the duties and exercise the functions of the President, and when so acting shall have the powers of the President. If there be more than one Vice President, the Board of Trustees may determine which one or more of the Vice Presidents shall perform any of such duties or exercise any of such functions, or if such determination is not made by the Board of Trustees, the President may make such determination. The Vice President or Vice Presidents shall have such other powers and perform such other duties as may be assigned by the Board of Trustees or the President.

     Section 3.05.    Secretary and Assistant Secretaries.    The Secretary
     ------------     -----------------------------------
shall keep the minutes of the meetings of the stockholders, of the Board of Trustees and of any committees, in books provided for the purpose; shall see that all notices are duly given in accordance with the provisions of these By-Laws or as required by law; he shall be custodian of the records of the Trust; he shall see that the corporate seal is affixed to all documents the execution of which, on behalf of the Trust, under its seal, is duly authorized, and when so affixed may attest the same; and in general, he shall perform all duties incident to the office of a secretary of a business trust, and such other duties as, from time to time, may be assigned by the Board of Trustees, the Chairman, or the President.

     The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Trustees or the President shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Trustees may from time to time prescribe.

     Section 3.06.    Treasurer and Assistant Treasurer.    The Treasurer
     ------------     ---------------------------------
shall have charge of and be responsible for all funds, securities, receipt s and disbursements of the Trust, and shall deposit, or cause to be deposited in the name of the Trust, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by the Board of Trustees; the Treasurer shall render to the President, the Chairman, and to the Board of Trustees, whenever requested, an account of the financial condition of the Trust, and in general, he shall perform all the duties incident to the office of a treasurer of a business trust, such other duties as may be assigned by the Board of Trustees or the President.

     The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Trustees or the President shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform other duties and have such other powers as the Board of Trustees may from time to time prescribe.

     Section 3.07.    Subordinate Officers.    The Board of Trustees may from
     ------------     --------------------
time to time appoint such subordinate officers as it may deem desirable. Each such officer shall hold office for such period and perform such duties as the Board of Trustees or the President may prescribe. The Board of Trustees may, from time to time, authorize any committee or officer to appoint and remove subordinate officers and prescribe the duties thereof.

     Section 3.08.    Removal.    Any officer or agent of the Trust may be
     ------------     -------
removed by the Board of Trustees whenever, in its judgment, the best interest of the Trust will be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed.

                                   ARTICLE IV.

                                      STOCK

     Section 4.01.    Certificates.    Each stockholder shall be entitled to
     ------------     ------------
a certificate or certificates which shall represent and certify the number of shares of stock owned by the stockholder in the Trust. Each stock certificate shall include on its face the name of the Trust, the name of the stockholder or other person to whom it is issued, and the class of stock and number of shares it represents. Such certificates shall be signed by the Chairman of the Board, the President or a Vice President and countersigned by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and sealed with the seal of the Trust or a facsimile of such seal.
 The signatures may be either manual or facsimile signatures and the seal may be either facsimile or any other form of seal. No certificates shall be issued for fractional shares. Stock certificates shall be in such form, not inconsistent with law or with the Declaration of Trust, as shall be approved by the Board of Trustees. In case any officer of the Trust who has signed any certificate ceases to be an officer of the Trust, whether because of death, resignation or otherwise, before such certificate is issued, the certificate may nevertheless be issued and delivered by the Trust as if the officer had not ceased to be such officer as of the date of its issue. Stock certificates need not be issued except to stockholders who request such issuance in writing.

     Section 4.02.    Record Dates.    The Board of Trustees is hereby
     ------------     ------------
empowered to fix, in advance, a date as the record date for the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of stockholders, or stockholders entitled to receive payment of any dividend , capital gains distribution or the allotment of any rights, or in order to make a determination of stockholders for any other proper purpose. Such date in any case shall be not more than ninety days, and in case of a meeting of stockholders, not less than ten days, prior to the date on which the particular action, requiring such determination of stockholders, is to be taken.

     Section 4.03.    Replacement Certificates.     The Board of Trustees may
     ------------     ------------------------
direct a new stock certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Trust alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Trustees may in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative to advertise the same in such manner as it shall require and/or to give the Trust a bond in such sum as it may direct as indemnity against any claim that may be made against the Trust with respect to the certificate alleged to have been lost, stolen or destroyed.

     Section 4.04.    Certification of Beneficial Owners.    The Board of
     ------------     ----------------------------------
Trustees may adopt by resolution a procedure by which a stockholder of the Trust may certify in writing to the Trust that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may certify; the purpose for which the certification may be made; the form of certification and the information to be contained in it; if the certification is with respect to a record date or a closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Trust; and any other provisions with respect to the procedure which the Board considers necessary or desirable. On receipt of a certification which complies with the procedure adopted by the Board in accordance with this Section, the person specified in the certification is, for the purpose set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.

                                   ARTICLE V.

                               GENERAL PROVISIONS

     Section 5.01.    Checks.    All checks or demands for money and notes of
     ------------     ------
the Trust shall be signed by such officer or officers or such other person or persons as the Board of Trustees may from time to time designate.

     Section 5.02.    Custodian.    All securities and cash of the Trust
     ------------     ---------
shall be held by a custodian which shall be a bank or trust company having (according to its last published report) not less than $2,000,000 aggregate capital, surplus and undivided profits, provided such a custodian can be found ready and willing to act. The Trust shall enter into a written contract with the Custodian regarding the powers, duties and compensation of the custodian with respect to the cash and securities of the Trust held by the custodian. Said contract and all amendments thereto shall be approved by the Board of Trustees. The Trust shall upon the resignation or inability to serve of the custodian use its best efforts to obtain a successor custodian; require that the cash and securities owned by the Trust be delivered directly to the successor custodian; and in the event that no successor custodian can be found, submit to the stockholders, before permitting delivery of the cash and securities owned by the Trust to other than a successor custodian, the question whether or not the Trust shall be liquidated or shall function without a custodian.

     Section 5.03.    Prohibited Transactions.    No officer or trustee of
the Trust or of its investment adviser shall deal for or on behalf of the Trust with himself, as principal or agent, or with any corporation or partnership in which he has a financial interest, This prohibition shall not prevent: (a) officers or trustees of the Trust from having a financial interest in the Trust, or its investment adviser; (b) the purchase of securities for the portfolio of the Trust or the sale of securities owned by the Trust through a securities dealer, one or more of whose partners, officers or directors is an officer of trustee of the Trust, provided such transactions are handled in the capacity of broker only and provided commissions charged do not exceed customary brokerage charges for such service; or (c) the employment of legal counsel, registrar, transfer agent, dividend disbursing agent or custodian having a partner, officer or trustees who is an officer or trustee of the Trust, provided only customary fees are charged for services rendered to or for the benefit of the Trust.

     Section 5.04.    Seal.    The Board of Trustees may provide a suitable
     ------------     ----
seal, bearing the name of the Trust, which seal, if one is provided, shall be in the custody of the Secretary. The Board of Trustees may authorize one or more duplicate seals and provide for the custody thereof. If the Trust is required to place its corporate seal to a document, it is sufficient to meet the requirement of any law, rule, or regulation relating to a corporate seal to place the word "Seal" adjacent to the signature of the person authorized to sign the document on behalf of the Trust.

     Section 5.05.    Bonds.    The Board of Trustees may require any
     ------------     -----
officer, agent or employee of the Trust to give a bond to the Trust, conditioned upon the faithful discharge of his duties, with one or more sureties and in such amount as may be satisfactory to the Board of Trustees. The Board of Trustees shall, in any event, require the Trust to provide and maintain a bond issued by a reputable fidelity insurance company, against larceny and embezzlement, covering each officer and employee of the Trust who may singly, or jointly with others, have access to securities or funds of the Trust, either directly or through authority to draw upon such funds, or to direct generally the disposition of such securities, such bond or bonds to be in such reasonable amount as a majority of the Board of Trustees who are not such officers or employees of the Trust shall determine with due consideration to the value of the aggregate assets of the Trust to which any such officer or employee may have access, or in any amount or upon such terms as the Commission may prescribe by order, rule or regulations.

     Section 5.06.    Voting Upon Shares in Other Corporations.    Stock of
     ------------     ----------------------------------------
other corporations or associations, registered in the name of the Trust, may be voted by the President, a Vice President, or a proxy appointed by either of them. The Board of Trustees, however, may by resolution appoint some other person to vote such shares, in which case such person shall be entitled to vote such shares upon the production of a certified copy of such resolution.

                                   ARTICLE VI.

                              AMENDMENT OF BY-LAWS

     Subject to the Declaration of Trust, these By-Laws of the Trust may be altered, amended, added to or repealed by Majority Shareholder Vote or by majority vote of the entire Board of Trustees.

                                  ARTICLE VII.

                                   DEFINITIONS

     Unless the context requires otherwise, capitalized terms in these By-Laws have the same meaning as defined in the Declaration of Trust.